   As filed with the Securities and Exchange Commission on December 15, 1999

                                                  Registration Number 333-51789
===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 POST-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          TESORO PETROLEUM CORPORATION
                             TESORO CAPITAL TRUST I
                            TESORO CAPITAL TRUST II
                            TESORO CAPITAL TRUST III
                            AND OTHER CO-REGISTRANTS
                   (SEE TABLE OF OTHER CO-REGISTRANTS BELOW)
             (Exact name of registrant as specified in its charter)


                         DELAWARE                                                    95-0862768
                         DELAWARE                                                    74-6465857
                         DELAWARE                                                    74-6465856
                         DELAWARE                                                    74-6465855
(State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)

                            300 CONCORD PLAZA DRIVE
                         SAN ANTONIO, TEXAS 78216-6999
                                 (210) 828-8484
       (Address, including zip code, and telephone number, including area code, of each registrant's principal executive offices)

                            JAMES C. REED, JR., ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          TESORO PETROLEUM CORPORATION
                            300 CONCORD PLAZA DRIVE
                         SAN ANTONIO, TEXAS 78216-6999
                                 (210) 828-8484
 (Name, address, including zip code, and telephone number, including area code, of agent for service for each registrant)

                                   Copies to:
                                 MICHAEL CONLON
                          FULBRIGHT & JAWORSKI L.L.P.
                           1301 MCKINNEY, SUITE 5100
                           HOUSTON, TEXAS 77010-3095
                                 (713) 651-5151

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: Not applicable.

         If the only securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

===============================================================================
                         TABLE OF OTHER CO-REGISTRANTS

EXACT NAME OF REGISTRANT AS                 STATE OR OTHER JURISDICTION        PRIMARY STANDARD INDUSTRIAL    I.R.S. EMPLOYER
SPECIFIED IN ITS CHARTER                    OF INCORPORATION OR ORGANIZATION   CLASSIFICATION CODE NUMBER     IDENTIFICATION NUMBER
---------------------------                 --------------------------------   ---------------------------    ---------------------
Digicomp, Inc.                              Delaware                            7379                          74-2521015
Interior Fuels Company                      Alaska                              5172                          74-2471007
Kenai Pipe Line Company                     Delaware                            4613                          94-6062891
Tesoro Alaska Company                       Delaware                            2911                          74-1646130
Tesoro Alaska Pipeline Company              Delaware                            4613                          74-1839523
Tesoro Bolivia Petroleum Company            Texas                               1311                          74-1799764
Tesoro Exploration and Production Company   Delaware                            1311                          74-2307903
Tesoro Latin America Company                Delaware                            1311                          74-2144598
Tesoro Marine Services Holding Company      Delaware                            5171                          74-2807425
Tesoro Marine Services, Inc.                Delaware                            5171                          74-2766974
Tesoro Natural Gas Company                  Delaware                            4922                          74-1711669
Tesoro Northstore Company                   Alaska                              5541                          92-0098209
Tesoro Petroleum Companies, Inc.            Delaware                            7389                          74-2385513
Tesoro Refining, Marketing & Supply Company Delaware                            5171                          74-2045147
Tesoro Vostok Company                       Delaware                            5172                          74-2257610
Tesoro E&P Company, L.P.                    Delaware                            1311                          74-2705971
Tesoro Pipeline Company, L.P.               Delaware                            4922                          74-2742860

                                EXPLANATORY NOTE

         Pursuant to its Registration Statement on Form S-3, as amended (Reg. No. 333-51789) (the "Registration Statement"), Tesoro Petroleum Corporation, a Delaware corporation (the "Company"), registered Senior Debt Securities of the Company, Subordinated Debt Securities of the Company, Preferred Stock of the Company, Depositary Shares of the Company, Common Stock of the Company, Stock Purchase Units of the Company, Stock Purchase Contracts of the Company, Trust Preferred Securities of Tesoro Capital Trust I, Tesoro Capital Trust II and Tesoro Capital Trust III, Guarantees by the Company of Trust Preferred Securities and subsidiary guarantees of debt securities with a maximum aggregate offering price of $ 600,000,000.00. The Registration Statement was declared effective by the Commission on May 14, 1998.

         The Company desires to remove certain of its subsidiaries listed as co-registrants on the Registration Statement. There are currently no subsidiary guarantees of debt securities issued pursuant to the Registration Statement. The co-registrants to be removed are as follows:

         Tesoro Exploration and Production Company
         Tesoro E&P Company, L.P.
         Tesoro Natural Gas Company
         Tesoro Pipeline Company, L.P.
         Tesoro Bolivia Petroleum Company

         In addition, the name of Tesoro Alaska Petroleum Company has been changed to Tesoro Alaska Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on December 15, 1999.

                                   TESORO PETROLEUM CORPORATION

                                   By:         /s/ JAMES C. REED, JR.
                                          --------------------------------
                                                 James C. Reed, Jr.
                                             Executive Vice President,
                                          General Counsel and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                                         TITLE                            DATE
         ----------                                         -----                            ----
              *                           Chairman of the Board of                    December 15, 1999
-------------------------------           Directors, President, and Chief
      (Bruce A. Smith)                    Executive Officer
                                          (Principal Executive Officer)

    /s/ GREGORY A. WRIGHT                 Senior Vice President,                      December 15, 1999
-------------------------------           Financial Resources
     (Gregory A. Wright)                  (Principal Financial Officer)

       /s/ DON M. HEEP                    Vice President, Controller                  December 15, 1999
-------------------------------           (Principal Accounting Officer)
        (Don M. Heep)

              *                           Vice Chairman of the Board of               December 15, 1999
-------------------------------           Directors and Director
     (Steven H. Grapstein)

              *                           Director                                    December 15, 1999
-------------------------------
    (William J. Johnson)
                                          Director                                    December 15, 1999
-------------------------------
     (Donald H. Schmude)

              *                           Director                                    December 15, 1999
-------------------------------
   (Raymond K. Mason, Sr.)

              *                           Director                                    December 15, 1999
-------------------------------
      (Patrick J. Ward)

              *                           Director                                    December 15, 1999
-------------------------------
     (Murray L. Weidenbaum)

*By:         /s/ JAMES C. REED, JR.
          ------------------------------
               James C. Reed, Jr.
          Pursuant to Power of Attorney

Pursuant to the requirements of the Securities Act of 1933, Tesoro Capital Trust I has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on December 15, 1999.


Tesoro Capital Trust I
By: Tesoro Petroleum Corporation, as
Sponsor

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                   James C. Reed, Jr.
                               Executive Vice President,
                             General Counsel and Secretary


Pursuant to the requirements of the Securities Act of 1933, Tesoro Capital Trust II has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on December 15, 1999.


Tesoro Capital Trust II
By: Tesoro Petroleum Corporation, as
Sponsor

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                  James C. Reed, Jr.
                               Executive Vice President,
                             General Counsel and Secretary


Pursuant to the requirements of the Securities Act of 1933, Tesoro Capital Trust III has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on December 15, 1999.


 Tesoro Capital Trust III
 By: Tesoro Petroleum Corporation, as
 Sponsor

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                   James C. Reed, Jr.
                               Executive Vice President,
                             General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Antonio, State of Texas, on December 15, 1999.


DIGICOMP, INC.
TESORO BOLIVIA PETROLEUM COMPANY
TESORO EXPLORATION AND PRODUCTION COMPANY
TESORO LATIN AMERICA COMPANY
TESORO MARINE SERVICES HOLDING COMPANY
TESORO MARINE SERVICES, INC.
TESORO NATURAL GAS COMPANY
TESORO PETROLEUM COMPANIES, INC.
TESORO REFINING, MARKETING &  SUPPLY COMPANY

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                   James C. Reed, Jr.
                               Executive Vice President,
                             General Counsel and Secretary

INTERIOR FUELS COMPANY
KENAI PIPE LINE COMPANY
TESORO ALASKA COMPANY
TESORO ALASKA PIPELINE COMPANY
TESORO NORTHSTORE COMPANY
TESORO VOSTOK COMPANY

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                   James C. Reed, Jr.
                               Executive Vice President
                                     and Secretary

TESORO E&P COMPANY, L.P.
By: Tesoro Exploration and Production Company
as General Partner

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                   James C. Reed, Jr.
                               Executive Vice President,
                             General Counsel and Secretary

TESORO PIPELINE COMPANY, L.P.
By: Tesoro Natural Gas Company
as General Partner

                          By:   /s/ JAMES C. REED, JR.
                               ------------------------
                                  James C. Reed, Jr.
                              Executive Vice President,
                           General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates as indicated.


DIGICOMP, INC.
INTERIOR FUELS COMPANY
KENAI PIPE LINE COMPANY
TESORO ALASKA COMPANY
TESORO ALASKA PIPELINE COMPANY
TESORO BOLIVIA PETROLEUM COMPANY
TESORO EXPLORATION AND PRODUCTION COMPANY
TESORO LATIN AMERICA COMPANY
TESORO NATURAL GAS COMPANY
TESORO NORTHSTORE COMPANY
TESORO PETROLEUM COMPANIES, INC.
TESORO REFINING, MARKETING & SUPPLY COMPANY
TESORO VOSTOK COMPANY

                     SIGNATURE                                   TITLE                      DATE
               /s/ JAMES C. REED JR.                            Director               December 15, 1999
------------------------------------------------------
                (James C. Reed, Jr.)

                          *                                     Director               December 15, 1999
------------------------------------------------------
                  (Bruce A. Smith)

                          *                                     Director               December 15, 1999
------------------------------------------------------
               (William T. Van Kleef)

             *By: /s/ JAMES C. REED, JR.
------------------------------------------------------
                 James C. Reed, Jr.
                  Attorney-in-Fact


TESORO MARINE SERVICES HOLDING COMPANY
TESORO MARINE SERVICES, INC.


                     SIGNATURE                                   TITLE                      DATE
               /s/ JAMES C. REED, JR.                           Director               December 15, 1999
------------------------------------------------------
                (James C. Reed, Jr.)

                          *                                     Director               December 15, 1999
------------------------------------------------------
                  (Bruce A. Smith)
                                                                Director               December 15, 1999
------------------------------------------------------
                 (Donald A. Nyberg)

                          *                                     Director               December 15, 1999
------------------------------------------------------
               (William T. Van Kleef)

             *By: /s/ JAMES C. REED, JR.
------------------------------------------------------
                 James C. Reed, Jr.
                  Attorney-in-Fact

TESORO E&P COMPANY, L.P.

By: Tesoro Exploration and Production Company
    as General Partner


                     SIGNATURE                                   TITLE                      DATE
               /s/ JAMES C. REED, JR.                           Director               December 15, 1999
-------------------------------------------------------
                (James C. Reed, Jr.)

                          *                                     Director               December 15, 1999
-------------------------------------------------------
                  (Bruce A. Smith)

                          *                                     Director               December 15, 1999
-------------------------------------------------------
               (William T. Van Kleef)

             *By: /s/ JAMES C. REED, JR.
-------------------------------------------------------
                 James C. Reed, Jr.
                  Attorney-in-Fact


TESORO PIPELINE COMPANY, L.P.

By: Tesoro Natural Gas Company
    as General Partner

                     SIGNATURE                                    TITLE                      DATE
               /s/ JAMES C. REED, JR.                           Director               December 15, 1999
------------------------------------------------------
                (James C. Reed, Jr.)

                          *                                     Director               December 15, 1999
------------------------------------------------------
                  (Bruce A. Smith)

                          *                                     Director               December 15, 1999
------------------------------------------------------
               (William T. Van Kleef)

             *By: /s/ JAMES C. REED, JR.
------------------------------------------------------
                 James C. Reed, Jr.
                  Attorney-in-Fact